                                ESCROW AGREEMENT

     ESCROW AGREEMENT (this "Agreement"), dated as of February 9, 1998, by and among Commodore Environmental Services, Inc. ("COES"), Commodore Applied Technologies, Inc. (the "Company"), Southbrook International Investments, Ltd. ("Southbrook"), Montrose Investments, Ltd. ("Montrose"), Westover Investment L.P. ("Westover") (Southbrook, Montrose and Westover are each referred to herein as a "Purchaser" and are collectively referred to herein as the "Purchasers."), and Robinson Silverman Pearce Aronsohn & Berman LLP (the "Escrow Agent").

                                    Recitals

     A. Simultaneously with the execution of this Agreement, COES, the Company and the Purchasers have entered into a Common Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), pursuant to which COES is selling to the Purchasers shares (the "Shares") of the Company's common stock, $.001 par value (the "Common Stock") and warrants to purchase shares of Common Stock (the "Warrants") pursuant to the First Tranche Closing and the Second Tranche Closing, if any. Capitalized terms that are used and not otherwise defined in this Agreement that are defined in the Purchase Agreement shall have the meaning set forth in the Purchase Agreement.

     B. The Escrow Agent is willing to act as escrow agent pursuant to the terms of this Agreement with respect to the receipt and subsequent delivery of the First Tranche Purchase Price to be paid for the Initial First Tranche Shares and the First Tranche Warrants pursuant to Section 1.1 of the Purchase Agreement less any amounts any parties are to be paid or reimbursed by COES under the Purchase Agreement (the "First Tranche Purchase Price") and the delivery of the Initial First Tranche Shares and the First Tranche Warrants, together with the Ancillary First Tranche Closing Documents (as defined below) and the First Tranche Purchase Price (the "First Tranche Consideration").

     C. If there is a Second Tranche Closing, the Escrow Agent is willing to act as escrow agent pursuant to the terms of this Agreement with respect to the receipt and subsequent delivery of the Second Tranche Purchase Price to be paid for the Initial Second Tranche Shares and the Second Tranche Warrants pursuant to Section 1.1 of the Purchase Agreement less any amounts any parties are to be paid or reimbursed by COES under the Purchase Agreement (the "Second Tranche Purchase Price") and the delivery of the Initial Second Tranche Shares and the Second Tranche Warrants, together with the Ancillary Second Tranche Closing Documents (as defined below) and the Second Tranche Purchase Price (the "Second Tranche Consideration" and together with the First Tranche Consideration, the "Consideration").

     D. Upon the First Tranche Closing and the Second Tranche Closing (collectively, the "Closing") and the occurrence of the events described in Sections 2 and 4 below, the Escrow Agent shall cause the distribution of the First Tranche Consideration and the Second Tranche Consideration, respectively, in accordance with the terms of this Agreement.

     NOW, THEREFORE, IT IS AGREED:

     1. Deposit of Consideration for the First Tranche Closing.

     a. Concurrently with the execution of this Agreement, the Purchasers shall deposit with the Escrow Agent the First Tranche Purchase Price due for the Initial First Tranche Shares and the First Tranche Warrants to be purchased by them at the First Tranche Closing in accordance with Section 1.1(a)(ii) of the Purchase Agreement and COES shall deliver to the Escrow Agent the Initial First Tranche Shares and the First Tranche Warrants, registered in the name of the Purchasers, and the maximum amount of Additional First Tranche Shares in accordance with Sections 1.2(a)(ii) and (iii) of the Purchase Agreement and wiring instructions for transfer of the First Tranche Purchase Price by the Escrow Agent into an account specified by COES for such purpose. In addition, the Purchasers and COES shall deposit with the Escrow Agent all other certificates and other documents required under the Purchase Agreement to be delivered by them at the First Tranche Closing (such certificates and other documents being hereinafter referred to as the "Ancillary First Tranche Closing Documents").

          (i) The First Tranche Purchase Price shall be delivered by the Purchasers to the Escrow Agent by wire transfer to the following account:

     Citibank, N.A.
     153 East 53rd Street
     New York, NY 10043
     ABA No.: 021-000-089
     For the Account of
     Robinson Silverman Pearce Aronsohn
        & Berman LLP
     Attorney Trust Account
     Account No.: 37-204-162
     Attention: Alexis Laurenceau
     Reference: Commodore Applied Technologies, Inc. (10650-14)

          (ii) The Initial First Tranche Shares, First Tranche Warrants and the Ancillary First Tranche Documents shall be delivered to the Escrow Agent at its address for notice indicated in Section 7(a).

     b. Until termination of this Agreement as set forth in Section 2, all additional First Tranche Consideration paid by or which becomes payable between COES and the Purchasers shall be deposited with the Escrow Agent.

     c. The Purchasers and COES understand that the First Tranche Consideration delivered to the Escrow Agent pursuant to Section 1(a) shall be held in escrow in the Escrow Agent's interest-bearing business account until the First Tranche Closing. After the First Tranche Purchase Price has been received by the Escrow Agent and all other conditions of First Tranche Closing are met, the parties hereto hereby authorize and instruct the Escrow Agent to promptly effect the First Tranche Closing.

     d. At the First Tranche Closing, Escrow Agent is authorized and directed to deduct from the First Tranche Purchase Price (i) $510,000 which will be paid to Avalon Research Group, Inc. ("Avalon") in accordance with the engagement letter between the Company and Avalon relating to the transactions contemplated by the Purchase Agreement (the "Engagement Letter"), for remittance to Avalon in accordance with its instructions and (ii) $20,000 which will be retained by the Escrow Agent for its legal fees in accordance with the Purchase Agreement. In addition, the portion of the First Tranche Purchase Price released to COES hereunder shall be reduced by all wire transfer fees incurred thereupon.

     2. Terms of Escrow for the First Tranche Closing.

     a. The Escrow Agent shall hold the First Tranche Consideration in escrow until the earlier to occur of (i) the receipt by the Escrow Agent of the First Tranche Purchase Price, the Initial First Tranche Shares, the maximum amount of Additional First Tranche Shares, the First Tranche Warrants and the Ancillary First Tranche Closing Documents, and a writing signed by the Purchasers and COES that all of the First Tranche Closing conditions have been met and instructing the First Tranche Closing, and (ii) the receipt by the Escrow Agent of a written notice, executed by COES or the Purchasers, stating that the Purchase Agreement has been terminated in accordance with its terms and instructing the Escrow Agent with respect to the First Tranche Purchase Price, the Initial First Tranche Shares, the Additional First Tranche Shares, the First Tranche Warrants and the Ancillary First Tranche Closing Documents.

     b. If the Escrow Agent receives the items referenced in clause (i) of
Section 2(a) prior to its receipt of the notice referenced in clause (ii) of
Section 2(a), then, promptly thereafter, the Escrow Agent shall deliver (i) to the Purchasers, the Initial First Tranche Shares, the First Tranche Warrants and any interest earned on account of the First Tranche Purchase Price through the First Tranche Closing, (ii) to COES, the First Tranche Purchase Price (net of amounts described under Section 1(d)), and (iii) the Ancillary First Tranche Closing Documents to the party entitled to receive the same.

     c. If the Escrow Agent receives the notice referenced in clause (ii) of
Section 2(a) prior to its receipt of the items referenced in clause (i) of
Section 2(a), then the Escrow Agent shall promptly upon receipt of such notice return (i) the First Tranche Purchase Price (together with any interest earned thereon through such date) to the Purchasers, (ii) the Initial First Tranche Shares, the Additional First Tranche Shares and the First Tranche Warrants to COES and (iii) the Ancillary First Tranche Closing Documents to the party that delivered the same.

     d. If the Escrow Agent, prior to delivering or causing to be delivered the First Tranche Consideration in accordance herewith, receives notice of objection, dispute, or other assertion in accordance with any of the provisions of this Agreement, the Escrow Agent shall continue to hold the First Tranche Consideration until such time as the Escrow Agent shall receive (i) written instructions jointly executed by the Purchasers and COES, directing distribution of such First Tranche Consideration, or (ii) a certified copy of a judgment, order or decree of a court of competent jurisdiction, final beyond the right of appeal, directing the Escrow Agent to distribute said First Tranche Consideration to any party hereto or as such judgment, order or decree shall otherwise specify (including any such order directing the Escrow Agent to deposit the First Tranche Consideration into the court rendering such order, pending determination of any dispute between any of the parties). In addition, the Escrow Agent shall have the right to deposit any of the First Tranche Consideration with a court of competent jurisdiction pursuant to Section 1006 of the New York Civil Practice Law and Rules without liability to any party if said dispute is not resolved within 30 days of receipt of any such notice of objection, dispute or otherwise.

     3. Deposit of Consideration for the Second Tranche Closing.

     a. Prior to the Second Tranche Closing Date, if any, the Purchasers shall deposit with the Escrow Agent the Second Tranche Purchase Price due for the Initial Second Tranche Shares and the Second Tranche Warrants to be purchased by them at the Second Tranche Closing, if any, in accordance with Section 1.1(b) of the Purchase Agreement and COES shall deliver to the Escrow Agent the Initial Second Tranche Shares and the Second Tranche Warrants, registered in the name of the Purchasers, and the maximum amounts of Additional Second Tranche Shares in accordance with Sections 1.2(b)(ii) and (iii) of the Purchase Agreement and wiring instructions for transfer of the Second Tranche Purchase Price by the Escrow Agent into an account specified by COES for such purpose. In addition, the Purchasers and COES shall deposit with the Escrow Agent all other certificates and other documents required under the Purchase Agreement to be delivered by them at the Second Tranche Closing (such certificates and other documents being hereinafter referred to as the "Ancillary Second Tranche Closing Documents").

          (i) The Second Tranche Purchase Price shall be delivered by the Purchasers to the Escrow Agent by wire transfer to the following account:

              Citibank, N.A.
              153 East 53rd Street
              New York, NY 10043
              ABA No.: 021-000-089
              For the Account of
              Robinson Silverman Pearce Aronsohn

                 & Berman LLP
              Attorney Trust Account
              Account No.: 37-204-162
              Attention:  Alexis Laurenceau
              Reference:  Commodore Applied Technologies, Inc. (10650-14)

          (ii) The Initial Second Tranche Shares, Second Tranche Warrants and the Ancillary Second Tranche Documents shall be delivered to the Escrow Agent at its address for notice indicated in Section 7(a).

     b. Until termination of this Agreement as set forth in Section 4, all additional Second Tranche Consideration paid by or which becomes payable between COES and the Purchasers shall be deposited with the Escrow Agent.

     c. The Purchasers and COES understand that the Second Tranche Consideration delivered to the Escrow Agent pursuant to Section 1(a) shall be held in escrow in the Escrow Agent's interest-bearing business account until the Second Tranche Closing. After the Second Tranche Purchase Price has been received by the Escrow Agent and all other conditions of Second Tranche Closing are met, the parties hereto hereby authorize and instruct the Escrow Agent to promptly effect the Second Tranche Closing.

     d. At the Second Tranche Closing, Escrow Agent is authorized and directed to deduct from the Second Tranche Purchase Price, (i) 8 1/2% of the Second Tranche Purchase Price which will be paid to Avalon in accordance with the Engagement Letter, for remittance to Avalon in accordance with its instructions. In addition, the portion of the Second Tranche Purchase Price released to COES hereunder shall be reduced by all wire transfer fees incurred thereupon.

     4. Terms of Escrow for the Second Tranche Closing.

     a. The Escrow Agent shall hold the Second Tranche Consideration in escrow until the earlier to occur of (i) the receipt by the Escrow Agent of the Second Tranche Purchase Price, the Initial Second Tranche Shares, the Second Tranche Warrants and the Ancillary Second Tranche Closing Documents and a writing signed by the Purchasers and COES that all of the Second Tranche Closing conditions have been met and instructing the Second Tranche Closing, and (ii) the receipt by the Escrow Agent of a written notice, executed by COES or the Purchasers, stating that the Purchase Agreement has been terminated in accordance with its terms and instructing the Escrow Agent with respect to the Second Tranche Purchase Price, the Initial Second Tranche Shares, the Second Tranche Warrants and the Ancillary Second Tranche Closing Documents.

     b. If the Escrow Agent receives the items referenced in clause (i) of
Section 4(a) prior to its receipt of the notice referenced in clause (ii) of
Section 4(a), then, promptly thereafter, the Escrow Agent shall deliver (i) to the Purchasers, the Initial Second

Tranche Shares, the Second Tranche Warrants, any interest earned on account of the Second Tranche Purchase Price through the Second Tranche Closing, (ii) to COES, the Second Tranche Purchase Price (net of amounts described under Section 3(d), and (iii) the Ancillary Second Tranche Closing Documents to the party entitled to receive the same.

     c. If the Escrow Agent receives the notice referenced in clause (ii) of
Section 4(a) prior to its receipt of the items referenced in clause (i) of
Section 4(a), then the Escrow Agent shall promptly upon receipt of such notice return (i) the Second Tranche Purchase Price (together with any interest earned thereon through such date) to the Purchasers, (ii) the Initial Second Tranche Shares and Second Tranche Warrants to COES and (iii) the Ancillary Second Tranche Closing Documents to the party that delivered the same.

     d. If the Escrow Agent, prior to delivering or causing to be delivered the Second Tranche Consideration in accordance herewith, receives notice of objection, dispute, or other assertion in accordance with any of the provisions of this Agreement, the Escrow Agent shall continue to hold the Second Tranche Consideration until such time as the Escrow Agent shall receive (i) written instructions jointly executed by the Purchasers and COES, directing distribution of such Second Tranche Consideration, or (ii) a certified copy of a judgment, order or decree of a court of competent jurisdiction, final beyond the right of appeal, directing the Escrow Agent to distribute said Second Tranche Consideration to any party hereto or as such judgment, order or decree shall otherwise specify (including any such order directing the Escrow Agent to deposit the Second Tranche Consideration into the court rendering such order, pending determination of any dispute between any of the parties). In addition, the Escrow Agent shall have the right to deposit any of the Second Tranche Consideration with a court of competent jurisdiction pursuant to Section 1006 of the New York Civil Practice Law and Rules without liability to any party if said dispute is not resolved within 30 days of receipt of any such notice of objection, dispute or otherwise.

     5. Duties and Obligations of the Escrow Agent.

     a. The parties hereto agree that the duties and obligations of the Escrow Agent are only such as are herein specifically provided and no other. The Escrow Agent's duties are as a depositary only, and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct.

     b. The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

     c. The Escrow Agent shall not be bound in any way by the terms of any other agreement to which the Purchasers, COES and the Company are parties, whether or not it has knowledge thereof, and the Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by the Purchasers, COES and the Company, or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed by each of the Purchasers, COES and the Company, and agreed to in writing by the Escrow Agent.

     d. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action, other than to keep safely, all Consideration held in escrow until it shall jointly be directed otherwise in writing by the Purchasers, COES and the Company or by a final judgment of a court of competent jurisdiction.

     e. The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which it, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

     f. The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it or in respect of the Consideration.

     g. If the Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of the Consideration, it may do so by giving five (5) days written notice to the parties of its intention and thereafter delivering the consideration to any other escrow agent mutually agreeable to the Purchasers, COES and the Company and, if no such escrow agent shall be selected within three days of the Escrow Agent's notification to the Purchasers, COES and the Company of its desire to so relinquish custody of the Consideration, then the Escrow Agent may do so by delivering the Consideration
(a) to any bank or trust company in the Borough of Manhattan, City and State of New York, which is willing to act as escrow agent thereunder in place and instead of the Escrow Agent, or (b) to the clerk or other proper officer of a court of competent jurisdiction as may be permitted by law within the State, County and City of New York. The fee of any such bank or trust company or court officer shall be borne one-half by the Purchasers and one-half by COES. Upon such delivery, the Escrow Agent shall be discharged from any and all responsibility or liability with respect to the Consideration and CEO, the Company and the Purchasers shall promptly pay to the Escrow Agent all monies which may be owed it for its services hereunder, including, but not limited to, reimbursement of its out-of-pocket expenses pursuant to paragraph (i) below.

     h. This Agreement shall not create any fiduciary duty on the Escrow Agent's part to the Purchasers, COES or the Company, nor disqualify the Escrow Agent from representing either party hereto in any dispute with the other, including any dispute with respect to the Consideration. COES and the Company understand that the Escrow Agent has acted and will continue to act as counsel to the Purchasers.

     i. The reasonable out-of-pocket expenses paid or incurred by the Escrow Agent in the administration of its duties hereunder, including, but not limited to, all counsel and advisors' and agents' fees and all taxes or other governmental charges, if any, shall be paid by COES.

     j. Upon the occurrence of the First Tranche Closing, the Escrow Agent's obligations pursuant to Sections 1 and 2 shall terminate, but shall continue regarding Sections 3 and 4. Subsequently, if there is no Second Tranche Closing, the Escrow Agent's obligations pursuant to Sections 3 and 4, shall terminate. If Additional First Tranche Shares or Additional Second Tranche Shares are to be conveyed to the Purchasers pursuant to the Purchase Agreement, Escrow Agent is authorized to deliver such shares it is holding to counsel for COES so they can effect such conveyance. The balance of any Additional First Tranche Shares or Second Tranche Shares which are not conveyed in accordance with the Purchase Agreement shall be returned by Escrow Agent to counsel for COES promptly following the earlier to occur of the date on which Escrow Agent receives notice from the Purchasers or COES that they will not be issued under the Purchase Agreement or the date of termination of this Agreement.

     6. Indemnification. The Purchasers, COES and the Company, jointly and severally, hereby indemnify and hold the Escrow Agent, its employees, partners, members and representatives harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred, directly or indirectly, by the Escrow Agent and/or any such person, arising out of or in connection with its acceptance of appointment as the Escrow Agent hereunder and/or the performance of its duties pursuant to this Agreement, including, but not limited to, all legal costs and expenses of the Escrow Agent and any such person incurred defending itself against any claim or liability in connection with its performance hereunder and the costs of recovery of amounts pursuant to this Section 6.

     7. Miscellaneous.

     a. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof, (iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

     If to the Company:       Commodore Applied Technologies, Inc.
                              150 East 58th Street
                              New York, NY 10155
                              Facsimile No.: (212) 753-0731

                              Attn:  Chief Financial Officer

     With copies to:          Greenberg Traurig
                              200 Park Avenue
                              New York, NY 10166
                              Facsimile No.: (212) 801-6400
                              Attn: Stephen Weiss, Esq.

     If to the Purchasers:    Southbrook International Investments, Ltd.
                              c/o Trippoak Advisors, Inc.
                              630 Fifth Avenue, Suite 2000
                              New York, NY 10111
                              Attn: Robert L. Miller
                              Fax: (212) 332-3256

                              Westover Investments L.P.
                              777 Main Street, Suite 2750
                              Fort Worth, Texas 76102
                              Attn: Will Rose
                              Fax: (817) 870-6190

                              Montrose Investments, Ltd.
                              777 Main Street, Suite 2750
                              Fort Worth, Texas 76102
                              Attn: Will Rose
                              Fax: (817) 870-6190

     If to the Escrow Agent   Robinson Silverman Pearce Aronsohn &
     (the Escrow Agent shall   Berman LLP
     receive copies of all    1290 Avenue of the Americas
     communications under     New York, NY 10104
     this Agreement)          Facsimile No.: (212) 541-4630
                              Attn: Eric L. Cohen, Esq.

or at such other address as any of the parties to this Agreement may hereafter designate in the manner set forth above to the others.

     (b) This Agreement shall be construed and enforced in accordance with the law of the State of New York applicable to contracts entered into and performed entirely within New York.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be signed the day and year first above written.



COMMODORE APPLIED TECHNOLOGIES, INC.


By: /s/ Paul E. Hannesson
    ---------------------------------------------
    Name:  Paul E. Hannesson
    Title: President and Chief Executive Officer


COMMODORE ENVIRONMENTAL SERVICES, INC.


By: /s/ Michael D. Fullwood
    ---------------------------------------------
    Name:  Michael D. Fullwood
    Title: Senior Vice President, Chief Financial
           and Administrative Officer, Secretary
           and General Counsel



SOUTHBROOK INTERNATIONAL INVESTMENTS, LTD.


By: /s/ Kenneth L. Hudson
    ---------------------------------------------
  Name:    Kenneth L. Hudson
  Title:   Attorney-in-fact


WESTOVER INVESTMENTS L.P.


By: /s/ William E. Rose
    ---------------------------------------------
  Name:    William E. Rose
  Title:   Authorized Signatory


MONTROSE INVESTMENTS, LTD.


By: /s/ William E. Rose
    ---------------------------------------------
  Name:    William E. Rose
  Title:   Authorized Signatory



ROBINSON SILVERMAN PEARCE
ARONSOHN & BERMAN LLP



BY: /s/
    -----------------------------------------------
    A Member of the Firm